Exhibit 10.40

         OMB 1103-0018 exp. 02/28/98

               1.  AWARD/CONTRACT

               2.  CONTRACT (Proc. Inst. J200c-280

               3.  EFFECTIVE DATE   October 1, 1996

               4.  Requistition/Purchase Reqeust Brown/289


         5.       ISSUED BY
                  U.S.. Department of Justice
                  Federal Bureau of Prisons
                  320 First Street, NW
                  Washington, DC   20534

         6        Elizabeth S. Gorman
                  Contract Specialist
                  (202) 307-3069

         7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTY, STATE, AND ZIP CODE)
                  Esmor Correctional Services, Inc.
                  1819 Main Street, Suite 1000
                  Sarasota, FL    34236
                           Attn:    James F. Slattery President

         8.                X Other - Destination

         9.       Discount for prompt payment:                Net 30 days

         10.      Part I Section G

        11.       SHIP TO/Ma RK FOR
                  Bronx Community Corrections Center
                  2524 Creston Avenue
                  Bronx, NY


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         12.      Payment will be made
                  Federal Bureau of Prisons
                  US Customs House - 7th Floor, Attn: Accounting
                  2nd and Chestnut Streets
                  Philadelphia, PA  19106

         14.      72-T-270-420-215-2506 FUNDS ARE OBLIGATED BY EACH DELIVERY
         ORDER

                  15A.  1          15B      Provide Residential Community
                  Corrections Center Services for male and Female Federal Offenders in accordance with RFP 200-296-NE

         15C      32,850   MANDAYS          75.00    2,463,750.00
                  w/Gov't unilateral right to exercise three one-year
                  options at
                  17,155   MANDAYS          80.00
                  17,520   MANDAYS          85.00
                  17,885   MANDAYS          90.00 for each option year
                  respectively


         15G.    TOTAL AMOUNT OF CONTRACT   $2,463,750.00



16. TABLE OF CONTENTS


(V) [SEC. I                DESCRIPTION                                       DESCRIPTION
                      PART I -THE SCHEDULE                           PART 11 -CONTRACT CLAUSES



  X        A    SOLICITATION/CONTRACT FORM                               I    CONTRACT CLAUSES

  X        B    SUPPLIES OR SERVICES AND PRICES/COSTS

                PART III - LIST OF DOCUMENTS, EXHIBITS AND
                OTHER ATTACH.

  X        C    DESCRIPTION/SPECS./WORK STATEMENT                        J    LIST OF ATTCHMENTS

  X        D    PACKAGING AND MARKING

                PART IV - REPRESENTATIONS AND INSTRUCTIONS

  X        E    INSPECTION AND ACCEPTANCE                                K    REPRESENTATIONS, CERTIFICATIONS

  X        F    DELIVERIES OR PERFORMANCE                                     OTHER STATEMENT OF OFFERORS

  X        G    CONTRACT ADMINISTRATION DATA                             L    INSTRS., CONDS., AND NOTICES TO OFFERORS

  X        H        SPECIAL CONTRACT REQUIREMENTS                        M    EVALUATION FACTORS FOR AWARD




CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

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     17. lX-] CONTRACTOR'S  NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2.

     Contractor agrees to furnish and deliver all Items or perform all the services set forth or otherwise Identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
(a) this award/contract, (b) the solicitation, If any, and (c) such Provisions, representations, and specification as they are attached or incorporated by reference herein. (Attachments are listed herein).



NAME AND TITLE OF SIGNER


James F. Slattery,   President
Esmor Correctional Services, Inc

Date signed 7/24/96

19B. NAME OF CONTRACTOR

SIGNED


     18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or Changes made by you which additions or changes are set forth in full above, is hereby accepted as to the Items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract . no further contractual document Is necessary.


20 A.  NAME OF  CONTRACTING  OFFICER

      Rodney A. Anderson

19.      Date signed  7/29/96


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Ref. No. J200c-280

pages 2 OF 9

Esmor Correctional Services, Inc.

AWARD/CONTRACT CONTINUED --

     Business, Past Performance, and Technical Proposal, signed by the President of Esmor Correctional Services, Inc. on January 9, 1996, and the following;

     Clarifications and Deficiencies Response dated April 22, 1996; Best and Final Offer dated May 16, 1996; Subcontracting Plan dated 07/10/96.

Base Period:                  $75.00 (2 Years)
Option Year 1:                $80.00 .-
Option Year 2:                $85.00
Option Year 3:                $90.00.

     2. Performance shall begin no later than October 1, 1996, and upon the Government I s issuance of Notice to Proceed.

     3. Home Confinement and Furlough services shall be provided at one-half (1/2) the rate of regular manday services.

     4. Option Year number 1,, if exercised, will begin on October 1, 1998. Option Years 2, and 3, if exercised, will begin on October 1.

     5. "The Government intends to refer all eligible CCC requirements under this solicitation to the successful Contractor". The Base Period and Option Year dates have been revised to reflect the following:

Base Period:      10/01/96 - 09/30/98
Option Year 1:    10/01/98 - 09/30/99
Option Year 2     10/01/99 - 09/30/2000
Option Year 3:    10/01/00 - 09/30/2001

Section I:

     6. Revise: Section F.2 Deliveries to Add Tora Bunch, Contract Specialist.

     7. Delete: FAR 52.225-17, Buy American Act--Supplies Under European Community Agreement (MAY 1995)

     8. Update: FAR 52.215-27, Termination of Defined Benefit Pension Plans (MAY
1996) :

     9.  Update:   FAR   52.215-39,   Reversion  or   Adjustment  of  Plans  for
Post-retirement Benefits Other than Pension (PRB) (MAR 19 9 6)



CONTINUATION SHEET

J200c-280
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Esmor Correctional Services, Inc.

AWARD/CONTRACT CONTINUED --



     10. Update: FAR 52.209-5, Certification Regarding Debarment, Suspension, Proposed Debarment, and other Responsibility Matters (MAR 1996)

11. Update:       52.232-17, Interest (JUN 1996)

Section K:
     12. Delete: FAR 52.225-16, Buy American Act--Supplies Under European community Agreement Certificate (MAY, 1993)

     13. Incorporate: FAR 52.209-7, . Organizational Conflicts of Interest Certificate-Marketing Consultants (OCT 1995) (Full Text)

Section L:
     14. Incorporate: FAR 52.215-16, Contract Award (OCT 1995) (Full text)

     15. Incorporate: FAR 52.21,5-41, Requirements for Cost or Pricing Data or Information other than Cost or Pricing Data (OCT 1995) (Full Text)

     16. Remove the statement in section I, I-5 52.216-19, that . reads: *may be exceeded by up to 25 percent as provided at Item B.1.

     17. Incorporate revised language in number 1 and 2 as follows:

     (1) Any order for a single item in excess of (no maximum) cited due to this being a requirements-type contract. (A requirements-type contract is one which the purchaser agrees to buy all of its ' needs for the specified services herein from the award to fill all of the purchaser's needs during the period of the contract.) (2) Any order for a combination of items in excess of (no maximum) cited due to this being a requirements-type contract. (A requirements-type contract is one in which the purchaser agrees to buy all of its needs for the specified services herein from the awardee to fill all the purchaser's needs during the period of the contract.)

     18. Section K, K.11 (a)(1) 52.219-1, Small Business Program Representations (OCT 1995) the Standard Industrial Classification (SIC) Code 8361 should be incorporated into this contract.


     A. 1 52.209-7 ORGANIZATIONAL CONFLICTS OF INTEREST CERTIFICATE-MARKETING CONSULTANTS (OCT 1995)

(a)     Definitions.

     (1) "Marketing consultant" means any independent contractor who furnishes advice, information, direction or assistance to an offeror or any other contractor in support of the preparation or submission of an offer for a Government contract by that offeror. An independent Contractor is not a marketing consultant when rendering--


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     (i) Services excluded in subpart 37.2;

     (ii) Routine engineering and technical services (such as installation, operation, or maintenance of systems, equipment, software, components, or facilities);

     (iii) Routine legal, actuarial, auditing, and accounting services; or

     (iv) Training services.

     (2) Organizational conflict of interest means that because of other activities or relationships with other persons, a person is unable or potentially unable to render impartial assistance or advice to the Government, or the person's objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage.

     (b) An individual or firm that employs, retains, or engages contractually one or more marketing consultants in connection with a contract, shall submit to the contracting officer, with respect to each marketing consultant, the certificates described below, if the individual or firm is notified that it is the apparent successful offeror.

     (c) The certificate must contain -the following:

     (1) The name of the agency and the number of the solicitation in question.

     (2)  The  name,   address,   telephone   number,   and   federal   taxpayer
identification number of the marketing consultant.

     (3) The name, address and telephone number of a responsible . officer or employee of the marketing consultant who has personal knowledge of the marketing consultants involvement in the contract.


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A.1    (Continued)



     (4) A description of the nature of the services rendered by or to be rendered by the marketing consultant.

     (5) The name, address, and telephone number of the client or clients, and the name of a responsible officer or employee of the marketing consultant who is knowledgeable about the services provided to such client(s), and a description of the nature of the services rendered to such client(a), if, based an information provided to the contractor by the marketing consultant, any marketing consultant is rendering or, in the 12* months preceding the date of the certificate has rendered services respecting the same subject matter of the instant solicitation, or directly relating to such subject matter, to the Government or any other client (including any foreign government or person).

     (6) A statement that the person who signs the certificate for the prime Contractor has informed the marketing consultant of the existence of Subpart
9.5 and office of Federal Procurement Policy Letter 89-1.

     (7) The signature, name, title, employer's name, address, and telephone number of the persons who signed the certificates for both the apparent successful offeror and the marketing consultant.

     (d) In addition, the apparent successful offeror shall forward to the Contracting Officer a certificate signed by the marketing consultant that the marketing consultant has been told of the existence of Subpart 9.5 and Office of Federal Procurement Policy Letter 89-1, and the marketing consultant has made inquiry, and to the best of the consultant's knowledge and belief, the consultant has provided no unfair competitive advantage to the prime Contractor with respect to the Services rendered or to be rendered in connection with the solicitation, or that any unfair competitive advantage that, to the best of the consultant's knowledge and belief, does or may exist, has been disclosed to the offeror.

     (e) Failure of the offeror to provide the required certifications may result in the offeror being determined ineligible for award. Misrepresentation of any fact may result In the assessment of penalties associated with false certifications or such other provisions provided for by law or regulation.

     *If approved by the head of the contracting activity, this period may be increased up to 36 months.



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     A.1 52.215-16 CONTRACT AWARD (OCT 1995) ALTERNATE II (OCT 1995)

     (a) The Government will award a contract resulting from this solicitation to the responsible offeror whose offer conforming to the solicitation will be most advantageous to the Government, cost or price and other factors, specified elsewhere in this solicitation, considered.

     (b) The Government may (1) reject any or all offers if such action is in the public interest, (2) accept other than the lowest offer, and (3) waive informalities and minor irregularities in offers received.

     (c) The Government intends to evaluate proposals and award a contract without discussions with offerors (except communications conducted for the purpose of minor clarification). Therefore, each initial offer should contain the offeror's best terms from a cost or price and technical standpoint. However, the Government reserves the right to conduct discussions if later determined by the Contracting officer to be necessary.

     (d) The Government may accept any item or group of items of an offer, unless the offeror qualifies the offer by specific limitations. UNLESS OTHERWISE PROVIDED IN THE SCHEDULE, OFFERS MAY BE SUBMITTED FOR QUANTITIES LESS THAN THOSE SPECIFIED. THE GOVERNMENT RESERVES THE RIGHT TO MAKE AN AWARD ON ANY ITEM FOR A QUANTITY LESS THAN THE QUANTITY OFFERED, AT THE UNIT COST OR PRICES OFFERED, UNLESS THE OFFEROR SPECIFIES OTHERWISE IN THE OFFER.

     (e) A written award or acceptance of offer mailed or otherwise furnished to the successful offeror within the time for acceptance specified in the offer shall result in a binding contract without further action by either party. Before the offer's specified expiration time, the Government may accept an offer (or part of an offer, as provided in paragraph (d) above), whether or not there are negotiations after its receipt, unless a written notice of withdrawal is received before award. Negotiations conducted after receipt of an offer do not constitute a rejection or counteroffer by-the Government.

     (f) Neither financial data submitted with an offer, nor representations concerning facilities or financing, will form a part of the resulting contract. However, if the resulting contract contains a clause providing for price reduction for defective cost or pricing data, the contract price will be subject to reduction if cost or pricing data furnished is incomplete, inaccurate, or not current.



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A.1    (continued)



     (g) The Government may determine that an offer is unacceptable if the prices proposed are materially unbalanced between line items or subline items. An offer is materially unbalanced when it is based on prices significantly less than cost for some work and prices which are significantly overstated in relation to cost for other work, and if there is a reasonable doubt that the offer will result in the lowest overall cost to the Government, even though it may be the low evaluated offer, or it is so unbalanced as to be tantamount to allowing an advance payment.

     (h) The Government may disclose the following information in post-award debriefing to other offerors: (1) the overall evaluated cost or price and technical rating of the successful offeror; (2) the overall ranking of all offerors, when any ranking was developed by the agency during source selection;
(3) a summary of the rationale for award; (4) for acquisitions of commercial end items, the make and model of the item to be delivered by the successful offeror.



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     A.1 52.215-41  REQUIREMENTS  FOR COST OR PRICING DATA OR INFORMATION  OTHER
THAN COST OR PRICING DATA (OCT 1995)

     (a) Exceptions from cost or -pricing data. (1) In lieu of submitting cost or pricing data, offerors may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

     (i) Information relative to an exception granted for prior or repetitive acquisitions.

     (ii) Catalog price information as follows:

     (A) Attach a copy of or identify the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which this proposal is being made.

     (B) Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, and re-seller.

     (C) Additionally, for each catalog item that exceeds (extended value not unit price), provide evidence of substantial sales to the general public. This may include sales order, contract, shipment, invoice, actual recorded sales or other records that are verifiable. In addition, if the basis of the price proposal is sales of essentially the same commercial item by affiliates, other manufacturers or vendors, those sales may be included. The offeror shall explain the basis of each offered price and its relationship to the established catalog price. When substantial general public sales have also been made at prices other than catalog or price list prices, the offeror shall indicate how the proposed price relates to the price of such recent sales in quantities similar to the proposed quantities.

     (iii) Market price information. Include the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. The nature of the market



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A.1    (Continued)



should be described. The supply or service being purchased should be the same as 6r similar to the market price supply or service. Data supporting substantial sales to the general public is also required.

     (iv) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

     (v) For a commercial item exception, information on prices at which the same item or similar items have been sold in the commercial market.

     (2) The offeror grants the Contracting officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this provision, and the reasonableness of price. Access does not extend to cost or profit information or other data relevant solely to the offeror's determination of the prices to be offered in the catalog or marketplace

     (b) Recruitment's for cost or pricing data. If the offeror is not granted an exception from the requirement to submit cost or pricing data, the following applies:

     (1) The offeror shall submit cost or pricing data on Standard Form (SF) 1411, Contract Pricing Proposal Cover Sheet (Cost or Pricing Data Required), with supporting attachments prepared in accordance with Table 15-2 of FAR 15.804-6(b)(2).

     (2) As soon as practicable after agreement on price, but before contract award (except for unpriced actions such as letter contracts), the offeror shall submit a certificate of Current Cost or Pricing Data, as prescribed by FAR 15.804-4.

     (c) By submitting information to qualify for an exception, an offeror is not representing that this is the only exception that may apply.



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